Exhibit 32.1

CERTIFICATION

In connection with this quarterly report of Call Now, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report on Form 10-Q for the quarterly period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2011

/s/ Thomas R. Johnson
Thomas R. Johnson
Chief Executive Officer and
Chief Financial Officer